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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): OCTOBER 5, 2000

                               CDSI HOLDINGS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)

       0001-22563                                      95-4463937
------------------------                  ------------------------------------
(Commission File Number)                  (I.R.S. Employer Identification No.)

100 S.E. SECOND STREET, MIAMI, FLORIDA                         33131
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)

                                 (305) 579-8000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On October 5, 2000, Controlled Distribution Systems, Inc. ("CDS"), a wholly-owned subsidiary of CDSI Holdings Inc. (the "Company"), completed the sale to Gutlove and Shirvint Inc. ("Gutlove") of the assets of its cigarette vending route, including vending machines and a van. The purchase price for the vending route, which is primarily located in New York state, was $34,140 in cash and the assumption of a $10,800 note secured by the van. The cash portion of the purchase price was paid $29,140 on October 5, 2000 with the remaining $5,000 to be paid by December 1, 2000.

         The sale of the vending route was effected pursuant to an Asset Purchase Agreement, dated as of September 18, 2000, between Gutlove and CDS. The sale was negotiated on an arm's length basis between Gutlove and CDS. The amount of the cash consideration was based on the cigarette and coin inventory of the vending route at the open of business on October 2, 2000. The purchaser is not affiliated with the Company or any of its affiliates, or any director or officer of the Company, or any affiliate or associate of any such director or officer.

         The vending route constituted the only current source of revenue for the Company. After giving effect to the cash received from Gutlove on October 5, 2000, the Company had cash and cash equivalents of approximately $250,000. The Company intends to seek new Internet-related or other business opportunities. As the Company has only limited cash resources, the Company's ability to complete any acquisition or investment opportunities it may identify will depend on its ability to raise additional financing, as to which there can be no assurance. As of the date of this report, the Company has not identified any potential acquisition or investment. There can be no assurance that the Company will successfully identify, complete or integrate any future acquisition or investment, or that acquisitions or investments, if completed, will contribute favorably to its operations and future financial condition.

         The foregoing summary of the sale of the vending route is qualified in its entirety by reference to the text of the Asset Purchase Agreement, which is included as an exhibit hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b)      Pro Forma Financial Information.

         The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1999 and the six months ended June 30, 2000 have been prepared giving effect to the sale of the vending route on October 5, 2000.

         The Unaudited Pro Forma Condensed Consolidated Statements of Operations give effect to the sale of the vending route as if it had occurred on January 1, 1999.


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         The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June
30, 2000 has been prepared giving effect to the sale of the vending route as if it had occurred on June 30, 2000.

         The unaudited pro forma financial information should be read in conjunction with the Company's historical Consolidated Financial Statements and the related notes thereto contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and its quarterly reports on Form 10-Q for the quarters ended March 31, 2000 and June 30, 2000.

         The unaudited pro forma financial information does not purport to be indicative of what the Company's financial position or results of operations would actually have been had such transactions been completed on the dates indicated or to project the Company's results of operations for any future date.



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                         CDSI HOLDINGS AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                                                         FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                                    -----------------------------------------------
                                                                         PRO FORMA
                                                                        ADJUSTMENTS
                                                     HISTORICAL       CDS ASSET SALE      PRO FORMA
                                                    -----------       ---------------   -----------
Revenues .....................................      $   177,030       $  (177,030)      $        --
                                                    -----------       -----------       -----------

Cost and expenses:
    Cost of revenues .........................          150,483          (150,483)               --
    Research and development .................           12,616           (12,616)               --
    Sales and marketing ......................           22,580           (22,580)               --
    Amortization of intangible assets ........           45,491           (45,491)               --
    General and administrative ...............          121,845          (105,749)           16,096
                                                    -----------       -----------       -----------
                                                        353,015          (336,919)          (16,096)
                                                    -----------       -----------       -----------
    Operating loss ...........................         (175,985)          159,889           (16,096)
                                                    -----------       -----------       -----------

Other income (expense):
    Interest income ..........................            5,192                --             5,192
    Interest expense .........................             (295)             (295)               --
    Equity in loss of ThinkDirectMarketing.com               --                --                --
                                                    -----------       -----------       -----------
                                                          4,897              (295)            5,192
                                                    -----------       -----------       -----------
    Net loss .................................      $  (171,088)      $   160,184       $   (10,904)
                                                    ===========       ===========       ===========
Net loss per share (basic and diluted) .......      $     (0.05)      $      0.05       $      0.00
                                                    ===========       ===========       ===========
Shares used in computing net loss
    per share ................................        3,120,000         3,120,000         3,120,000
                                                    ===========       ===========       ===========





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                         CDSI HOLDINGS AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                                                           FOR THE YEAR ENDED DECEMBER 31, 1999
                                                    -----------------------------------------------
                                                                         PRO FORMA
                                                                        ADJUSTMENTS
                                                     HISTORICAL       CDS ASSET SALE     PRO FORMA
                                                    -----------       ---------------   -----------
Revenues .....................................      $   431,587       $  (431,587)      $        --
                                                    -----------       -----------       -----------

Cost and expenses:
    Cost of revenues .........................          593,273          (593,273)               --
    Research and development .................          122,355          (122,355)               --
    Amortization of intangible assets ........          402,503          (402,503)               --
    Sales and marketing ......................          451,465          (451,465)               --
    General and administrative ...............        1,078,107          (740,340)          337,767
                                                    -----------       -----------       -----------
                                                      2,647,703        (2,309,936)          337,767
                                                    -----------       -----------       -----------
         Operating loss ......................       (2,216,116)        1,878,349          (337,767)
                                                    -----------       -----------       -----------

Other income (expense):
    Interest income ..........................           45,545                --            45,545
    Interest expense .........................             (744)             (744)               --
    Equity in loss of ThinkDirectMarketing.com         (501,924)               --          (501,924)
                                                    -----------       -----------       -----------
                                                       (457,123)             (744)         (456,379)
                                                    -----------       -----------       -----------
         Net loss ............................      $(2,673,239)      $ 1,879,093       $  (794,146)
                                                    ===========       ===========       ===========
Net loss per share (basic and diluted) .......      $     (0.86)      $      0.60       $     (0.26)
                                                    ===========       ===========       ===========

Shares used in computing net loss
    per share ................................        3,120,000         3,120,000         3,120,000
                                                    ===========       ===========       ===========





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                         CDSI HOLDINGS AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                     JUNE 30, 2000
                                                   -----------------------------------------------
                                                                       PRO FORMA
                                                                      ADJUSTMENTS
                                                    HISTORICAL       CDS ASSET SALE    PRO FORMA
                                                   -----------       ---------------   -----------
                      ASSETS:

Current assets:
    Cash and cash equivalents ...............      $   210,680       $    39,829       $   250,509
    Accounts receivable .....................              889              (889)               --
    Inventory ...............................           39,829           (39,829)               --
    Prepaid expenses and other current assets           41,598                --            41,598
                                                   -----------       -----------       -----------
         Total current assets ...............          292,996              (889)          292,107

    Property and equipment, net .............           30,213           (15,355)           14,858
    Other assets ............................           18,505                --            18,505
                                                   -----------       -----------       -----------
         Total assets .......................      $   341,714       $   (16,244)      $   325,470
                                                   ===========       ===========       ===========

       LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

    Current portion of note payable .........      $     3,039       $    (3,039)      $        --
    Accounts payable and accrued expenses ...          104,269           (29,082)           75,187
                                                   -----------       -----------       -----------

         Total current liabilities ..........          107,308           (32,121)           75,187
                                                   -----------       -----------       -----------
Note payable ................................            8,094            (8,094)               --

Commitments and contingencies ...............               --                --                --

Stockholders' equity:
    Common stock, $.01 par value.  Authorized
       25,000,000 shares; 3,120,000 shares
       issued and outstanding ...............           31,200                --            31,200
    Additional paid-in capital ..............        8,209,944                --         8,209,944
    Accumulated deficit .....................       (8,014,832)           23,971        (7,990,861)
                                                   -----------       -----------       -----------
         Total stockholders' equity .........          226,312            23,971           250,283
                                                   -----------       -----------       -----------
         Total liabilities and stockholders'
           equity ...........................      $   341,714       $   (16,244)      $   325,470
                                                   ===========       ===========       ===========





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                  (c) The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

10.1 Asset Purchase Agreement, dated as of September 18, 2000, between Gutlove and Shirvint, Inc. and Controlled Distribution Systems, Inc.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CDSI HOLDINGS INC.


                                 By:  /s/ J. BRYANT KIRKLAND III
                                     ------------------------------------------
                                     J. Bryant Kirkland III
                                     Vice President and Chief Financial Officer

Date:  October 19, 2000


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